UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 27, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-7)
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               (Exact name of registrant as specified in charter)


   Delaware                    333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


  1000 Technology Drive, O'Fallon, Missouri                   63368
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.01.   Completion of Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2005-7
                 ----------------------------------------------

                                 October 27, 2005

 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL AND THE MORTGAGED PROPERTIES(1)
 ------------------------------------------------------------------------------

     On October 27, 2005, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee, U.S. Bank National Association, mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $470,941,214.11. The mortgage loans that have original maturities of at least 23 but not more than 30 years and are not relocation loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $356,092,038.10. The mortgage loans that have original maturities of at least 12 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $62,293,270.67. The mortgage loans that have original maturities of 30 years and are relocation loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $52,555,905.34. The mortgage loans were delivered in exchange for the certificates, authenticated by the paying agent, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by Citibank, N.A., as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is equal to or less than $47,094,121.41. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of October 1, 2005 were 649, 111, 95 and 855, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans (before deduction of the servicing fee) as of October 1, 2005 were 5.885%, 5.448%, 5.466% and 5.780%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of October 1, 2005 were 358.05 months, 178.12 months, 358.04 months and 334.25 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to March 1, 2004, June 1, 2004, and September 1, 2004, respectively, or after October 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of October 1, 2005 were 359.37 months, 179.73 months, 360.00 months and
335.68 months, respectively.

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated October 25, 2005 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2005-7.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than October 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than October 1, 2020. Each of the pool I mortgage loans, pool II mortgage loans and pool III mortgage loans had an original principal balance of not less than $71,920.00, $38,850.00 and $279,400.00, respectively, nor more than $1,656,400.00, $1,500,000.00 and
$1,000,000.00, respectively. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $1,532,925.48, $0 and $1,442,963.89, respectively, as of October 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of October 1, 2005 were 67.14%, 58.54%, 73.09% and 66.67%, respectively. No more than $4,462,226.22,
$1,494,675.27, $2,550,522.02 and $4,914,614.61, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans are secured by mortgaged properties located in any one zip code.

     93.36%(2), 94.24%, 100.00% and 94.22%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans, are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. 0.06% of the pool I mortgage loans, none of the pool II mortgage loans and none of the pool III mortgage loans are secured by investment properties.

     34.69%, 18.86%, 28.90% and 31.95%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies that require proof of income and liquid assets and telephone verification of employment. 41.33%, 46.17%, none and 37.36%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans were refinanced mortgage loans originated using loan underwriting policies that require proof of income and telephone verification of employment, but do not require proof of assets. 4.64%, 6.08%, none and 4.31% of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans were originated using stated income loan underwriting policies that do not require proof of the prospective borrower's income as stated on the loan application but do require telephone verification of employment and proof of liquid assets. 17.53%, 23.01%, 71.10% and 24.23%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrower's income as stated on the loan application or proof of the borrower's assets, but do require telephone verification of employment. 1.81%, 5.88%, none and 2.15%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be refinanced mortgage loans originated using streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

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2    Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, and as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 7 and 1, respectively;

     2. such pool I mortgage loans and pool II mortgage loans had aggregate scheduled principals balance of $4,119,450.78 and $266,374.75, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 76.88% and 79.95%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 92.38% and 100.00%, respectively.


     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $32,719,639.91 and $323,372,398.19, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.541% and 5.920%, respectively. The weighted average original terms to maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
358.97 months and 359.41 months, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 357.39 months and 358.12 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $2,908,653.56 and $59,384,617.11, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.036% and 5.468%, respectively. The weighted average original terms to maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 180.00 months and 179.72 months, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.70 months and 178.09 months, respectively.

     Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.000%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $2,101,745.62 and $50,454,159.72, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 5.067% and 5.483%, respectively. The weighted average original terms to maturity of the pool III discount loans and the pool III premium loans, as of the cut-off date, were both 360.00 months. The weighted average remaining terms to stated maturity of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 358.74 months and 358.01 months, respectively.

     There are no special hazard, fraud or bankruptcy loss limits.

     The aggregate initial principal balance of the class A certificates as of October 1, 2005 was $458,460,886.00.

     The aggregate initial principal balance of the class B-1 certificates as of October 1, 2005 was $7,064,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of October 1, 2005 was $2,119,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of October 1, 2005 was $1,178,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of October 1, 2005 was $941,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of October 1, 2005 was $471,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of October 1, 2005 was $707,328.11.

     The class A subordination level is 2.650081949949%.*

     The class B-1 subordination level is 1.150107051097%.*

     The class B-2 subordination level is 0.700157049587%.*

     The class B-3 subordination level is 0.450019672627%.*

     The class B-4 subordination level is 0.250207048077%.*

     The class B-5 subordination level is 0.150194565438%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 27, 2005